                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                              __________________

                                   FORM 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported):  August 18, 1995

                            GANDER MOUNTAIN, INC.
            (Exact name of registrant as specified in its charter)

                                  Wisconsin
                (State or other jurisdiction or incorporation)



      0-14579                                             39-1742710
 (Commission File Number)                         (I.R.S. Employer I.D. No.)

  Highway W, P.O. Box 128
      Wilmot, Wisconsin                                        53192
 (Address of Principal Executive Offices)                    (Zip Code)


                                 414-862-2331
             (Registrant's telephone number; including area code)

Item 5.  Other Events.

         On August 18, 1995, Gander Mountain, Inc. entered into a First Amendment to Third Amended and Restated Revolving Credit and Term Loan Agreement by and between Gander Mountain, Inc., as Borrower and Bank One, Milwaukee, NA, Firstar Bank Milwaukee, N.A., LaSalle National Bank, NBD Bank (formerly known as NBD Bank, N.A.), and Harris Trust and Savings Bank, as Banks and Bank One, Milwaukee, NA as Agent, a copy of which is attached hereto as Exhibit A and incorporated herein by reference.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          GANDER MOUNTAIN, INC.
Date:  August ___, 1995
                                          BY____________________________________
                                          Ralph Freitag, Chief Executive Officer

199033

                                                                       EXHIBIT A




                               FIRST AMENDMENT TO

                                 THIRD AMENDED

                                      AND

                                    RESTATED


                                REVOLVING CREDIT

                                      AND

                              TERM LOAN AGREEMENT


                                 BY AND BETWEEN

                             GANDER MOUNTAIN, INC.,
                                  AS BORROWER

                                      AND


                            BANK ONE, MILWAUKEE, NA,

                          FIRSTAR BANK MILWAUKEE, N.A.

                             LASALLE NATIONAL BANK,

                NBD BANK (FORMERLY KNOWN AS NBD BANK, N.A.), AND

                         HARRIS TRUST AND SAVINGS BANK

                                    AS BANKS

                                      AND

                            BANK ONE, MILWAUKEE, NA,

                                    AS AGENT



                               AUGUST 18, 1995

                               FIRST AMENDMENT TO
                           THIRD AMENDED AND RESTATED
                                REVOLVING CREDIT
                                    AND TERM
                                 LOAN AGREEMENT


     THIS FIRST AMENDMENT TO THIRD AMENDED AND RESTATED REVOLVING CREDIT
AND TERM LOAN AGREEMENT is made as of the 18th day of August, 1995, by and between BANK ONE, MILWAUKEE, NA, as Bank and agent for the Banks, FIRSTAR BANK MILWAUKEE, N.A., LASALLE NATIONAL BANK, NBD BANK, formerly known as NBD BANK, N.A. and HARRIS TRUST AND SAVINGS BANK, as Banks, and GANDER MOUNTAIN, INC., a Wisconsin corporation, as Borrower.


                                R E C I T A L S

     WHEREAS, pursuant to a Revolving Credit and Term Loan Agreement dated December 11, 1992, as amended by the First Amendment to Revolving Credit and Term Loan Agreement dated July 2, 1993, as amended and restated pursuant to the Amended and Restated Revolving Credit and Term Loan Agreement dated as of November 30, 1993 and as further amended and restated pursuant to the Second Amended and Restated Revolving Credit and Term Loan Agreement effective as of April 3, 1994 and as further amended and restated pursuant to the Third Amended and Restated Revolving Credit and Term Loan Agreement dated as November 22, 1994 (collectively, the "Loan Agreement"), Bank One, Firstar, Harris, LaSalle and NBD made available to Borrower various credit facilities aggregating up to a maximum amount of One Hundred Million Dollars ($100,000,000.00) (the "Initial Credit Facilities"); and

     WHEREAS, the Borrower and the Banks desire to amend the Loan Agreement.

     NOW, THEREFORE, in consideration of the mutual covenants, conditions and agreements set forth herein and in the Loan Agreement and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto do hereby agree as follows:

     1 .       Amendments to Loan Agreement.  The Loan Agreement is amended as hereinafter set forth. All references to Sections are to Sections of the Third Amended and Restated Loan Agreement dated as of November 22, 1994.

        (a)     The following are added as definitions in Article I, Section 1:

         Borrowing Base.   "Borrowing Base" shall mean that amount equal to
         eighty-five percent (85%) of Eligible Accounts Receivable plus fifty percent (50%) of Eligible Inventory.

         Customer. "Customer" shall mean the account debtor with respect to any of the Receivables, the prospective purchaser with respect to any contract right or any party who enters into or proposes to enter into any contract or other arrangement with Borrower or a Subsidiary pursuant to which Borrower or such Subsidiary is to deliver any personal property or perform any services.

         Eligible Accounts Receivable. "Eligible Accounts Receivable" shall mean accounts owing to Borrower or any Subsidiary which are Receivables included in Collateral and which meet these specifications:

                          (a) Sale of Goods or Services Rendered. The account arose from the performance of services by Borrower or any Subsidiary, or from a bona fide sale or lease of goods to a Customer located in the United States, which goods have been delivered or shipped to the Customer and for which Borrower or its Subsidiary has genuine invoices, shipping documents or receipts.

                          (b) Age and Due Date. The account arose in the ordinary course of business and is payable not more than sixty
                 (60) days from the earlier of performance of services, delivery of goods or date of invoice, provided such account is not more than ninety (90) days from date of invoice, except in the case of Borrower's "Easy Pay" accounts, such account is payable in monthly installments over a period not in excess of one hundred eighty (180) days and such account is not more than one hundred eighty (180) days from date of invoice. No invoice may be dated prior to the performance of the services or delivery of the goods represented on that invoice.

                          (c) Past Due Accounts. Accounts arising in the ordinary course of business payable not more than sixty (60) days from the earlier of performance of services, delivery of goods or date of invoice and which are more than ninety (90) days from the date of invoice (or in the case of Borrower's "Easy Pay" accounts, accounts payable in monthly installments over a period not in excess of one hundred eighty (180) days and which are not more than one hundred eighty (180) days from date of invoice), represent not more than twenty-five percent (25%) of the balance owing by a Customer. The above calculation shall be performed on an individual company basis for accounts owing to each of the Borrower and each Subsidiary provided the Agent, in its sole discretion, may make the above calculation on an aggregate basis using accounts owed the Borrower and all Subsidiaries.

                          (d) Ownership. It is owned by Borrower or a Subsidiary free and clear of all encumbrances and security interests except the security interest of Banks and any Permitted Liens, and Banks have a first priority security interest in such account.

                          (e) No Defenses. It is enforceable against the Customer for the amount shown as owing in the statements furnished by Borrower to Banks. It and the transaction out of which it arose comply with all applicable laws and regulations. The amount so certified is not subject to any setoff, credit allowance or adjustment except discount for prompt payment, nor has the Customer returned the goods or disputed its liability.

                          (f) Financial Condition of Customer. Neither Borrower nor any Subsidiary has notice or knowledge of anything which would impair the credit standing of the Customer.

                          (g) Satisfaction of Banks. Agent on behalf of Required Banks has not notified Borrower or any Subsidiary, orally or in writing, that the account or Customer is unsatisfactory, as determined in Required Banks' reasonable, good faith judgment.

                          (h)     Affiliates.  It is not due from an Affiliate.

                          (i) Government As Customer. It is not due from the United States government or any of its departments, agencies or instrumentalities, unless the Borrower or the Subsidiary, as the case may be, has complied with the Federal Assignment of Claims Act.

                          (j) Certification to Banks. Borrower has certified to Agent for Banks its existence and amount pursuant to section 7.1 of this Agreement.

                          (k) Other Excluded Accounts. The accounts are not officer loans, volume rebates, subsidy advertising, Sears or United Kingdom receivables, stock subscription receivables or ineligible column credits.

Eligible Inventory. "Eligible Inventory" shall mean Inventory included in Collateral which meets these specifications:

                          (a) Ownership. It is owned by Borrower or a Subsidiary free of all encumbrances and security interests except the security interest of Banks and any Permitted Liens, and Banks have a first priority security interest in such Inventory.

                          (b) Other Financing. No financing statement is on file covering it or its products or proceeds except the financing statement in favor of Agent for the benefit of Banks and any financing statements evidencing Permitted Liens.

                          (c) Documents. If it is represented or covered by documents of title, Borrower or a Subsidiary is the owner of the documents free of all encumbrances and security interests except the security interest of Banks and any Permitted Liens, and Banks have a first priority security interest in such documents.

                          (d) Location. It is located at the Borrower's warehouse in Wilmot, Wisconsin, in a trailer on the Borrower's premises located in Wilmot, Wisconsin, at the leased warehouse located in Kenosha, Wisconsin, or at a retail store identified in Exhibit 9 attached hereto.

                          (e) Condition. It is in good condition, it has not materially declined in value and, in the case of goods held for sale, it is new and unused (except as Banks may otherwise consent in writing).

                          (f) Satisfaction of Banks. Agent on behalf of Required Banks has not notified Borrower or any Subsidiary, orally or in writing, that any of the Eligible Inventory is unsatisfactory, as determined in the Required Banks' reasonable, good faith judgment.

                          (g) Certification to Banks. Borrower has certified to Agent for Banks its existence, location, amount and lower of cost on a FIFO basis (determined in accordance with GAAP in effect on the date of this Agreement) or wholesale market value, pursuant to section 7.1 of this Agreement. Capitalized Freight costs shall be excluded when determining the value of the Inventory.

                          (h) Other Excluded Inventory. The Inventory is not Inventory reserves, clearance center Inventory, Inventory samples, prepaid Inventory not on site, returned goods, shipping supplies, discontinued/reconditioned items, spare gun parts or prepaid fabric commitments.

         Index Borrowings. "Index Borrowings" shall mean the aggregate principal amount of Revolving Credit Loans outstanding to the extent that such aggregate principal amount is equal to or less than the Borrowing Base.

         Operating Profit. "Operating Profit" shall mean revenues (i) less cost of goods sold and (ii) less Operating Expenses. "Operating Expenses" shall include catalog expenses, retail store expenses, merchandising, fulfillment and general and administrative expenses, all determined in accordance with GAAP and consistent with financial statements and projections previously furnished to Banks.

         Overadvance Borrowings. Overadvance Borrowings shall mean the aggregate principal amount of Revolving Credit Loans outstanding in excess of the Borrowing Base.

         Overadvance Limit. "Overadvance Limit" shall mean the maximum amount of Overadvance Borrowings permitted from time to time under this Agreement. The Overadvance Limit shall be the lesser of (i) thirty percent (30%) of Eligible Inventory or (ii) the amount set forth below for the time period indicated:

                 Monthly Accounting Period                  Overadvance Limit
                 -------------------------                  -----------------
                 July, 1995                                 $22,800,000
                 August, 1995                                20,500,000
                 September, 1995                             16,800,000
                 October, 1995                               13,800,000
                 November, 1995                              14,000,000
                 December, 1995                              11,000,000
                 January, 1996                               14,600,000
                 February, 1996                              18,200,000
                 March, 1996                                 20,500,000
                 April, 1996                                 23,500,000
                 May, 1996                                   25,100,000
                 June, 1996                                      0
                 and thereafter

         (b)  Section 1.27 is amended to read as follows:

                1.27 Consolidated Current Ratio. "Consolidated Current Ratio" shall mean, as of any date, the relationship, expressed as a numerical ratio, which Consolidated Current Assets bear to Consolidated Current Liabilities. For purposes of calculating the Consolidated Current Ratio only, the principal amount of the Term Loan outstanding shall be excluded from the amount of Consolidated Current Liabilities.

         (c)  Section 1.51 is amended to read as follows:

             1.51 Interest Period. "Interest Period" shall mean with respect to any LIBOR Based Borrowing, the period commencing on the date of such Borrowing and ending either one (1) month, two (2) months, three (3) months or six (6) months thereafter as indicated in the Notice of Borrowing.

         (d)  Section 1.64 is amended to read as follows:

             1.64 Other Event of Default. "Other Event of Default" shall mean any one of the following: (a) the Borrower shall fail to pay on the due date any installment of the principal of or interest upon any of the Notes; (b) any Subsidiary shall fail to pay on the due date any installment of the principal of or interest on any note or other obligation due the Borrower; (c) there shall be a default in the performance or observance of any of the covenants and agreements contained in Sections 7.1(b), 7.1(c), 7.1(d), 7.1(i), 7.1(k), 7.1(l),
         7.1(m), 7.1(n), 7.1(r), 7.1(s), 7.1(t), 7.1(u), 7.1(v), 7.1(w),
         8.1(a), 8.1(b), 8.1(c), 8.1(d), 8.1(f), 8.1(g), 8.1(i), 8.1(j),
         8.1(l), 8.1(m), 8.1(n) or 8.1(o) of this Agreement; (d) there shall be a default in the performance or observance of any of the covenants and agreements contained in Sections 7.1(a), 7.1(e), 7.1(f), 7.1(g), or 8.1(e) of this Agreement and if susceptible to remedy in the Required Banks reasonable judgment such failure shall continue and remain uncured for a period of five (5) days after such default shall become or should have become known to the Borrower; (e) there shall be a default in the performance or observance of any of the covenants and agreements contained in Sections 7.1(h), 7.1(o), 7.1(p), 7.1(q), 8.1(h) or 8.1(k) of this Agreement, and if susceptible to remedy in the Required Banks reasonable judgment, such failure shall continue and remain uncured for a period of twenty (20) days after such default shall become or should have become known to the Borrower; (f) there shall be a default in the performance or observance of any of the other covenants and agreements contained in this Agreement; (g) Borrower or any Subsidiary shall default in the performance or the observance of any of the covenants and agreements contained in any of the Collateral Documents beyond any grace period, if any, as provided therein; (h) any representation or warranty made by the Borrower or any Subsidiary herein or in any Collateral Documents or in any document or financial statement delivered pursuant hereto shall prove to have been false in any material respect as of the time when made or given except in the case of financial forecasts previously delivered to the Banks and then only if such financial forecasts were knowingly or intentionally misstated; (i) if an event of default as defined in any other mortgage, indenture, note, agreement, guaranty, surety or instrument under which there may be issued, or by which there may be secured or evidenced, any indebtedness in an aggregate amount of Two Hundred Fifty Thousand Dollars ($250,000) or more of the Borrower or any Subsidiary, whether such indebtedness now exists or shall hereafter be created, shall occur and shall permit the acceleration of such indebtedness; (j) if any of the Collateral Documents shall not be in full force and effect with respect to all or any portion of the Collateral; (k) the entry against the Borrower or any Subsidiary of one or more judgments or decrees involving an aggregate liability of Two Hundred Fifty Thousand Dollars ($250,000) or more, which has or have become non-appealable and which remains undischarged, unsatisfied and unstayed for more than forty-five (45) days in the event a notice of entry of judgement is filed or ninety (90) days in the event a notice of entry of judgement is not filed, whether or not consecutive, or the issuance and levy of a writ of attachment or garnishment against the property of the Borrower or any Subsidiary in an action claiming Two Hundred Fifty Thousand Dollars ($250,000) or more, and which is not released or appealed and bonded in a manner satisfactory to the Banks; or (1) any Subsidiary shall default in the performance or the observance of any of the covenants and agreements contained in any of the Subsidiary Documents beyond any grace period, if any, as provided therein.

         (e)  Section 1.83 is amended to read as follows:

             1.83 Restricted Payments. "Restricted Payments" shall mean (a) any cash dividend or other cash distribution on any shares of the Borrower's capital stock (common or preferred), (b) except for payments which may be due under a Preferred Rights Stock Agreement not to exceed $40,000 in the aggregate, any payment (including, without limitation, the setting aside of assets or the deposit of funds therefor) on account of the purchase, redemption, retirement or acquisition of (i) any shares of the Borrower's capital stock or (ii) any option, warrant or other right to acquire shares of the Borrower's capital stock, (c) except for repayments of principal or interest on the GMO Note and GRS Note, any prepayment of principal or interest on account of debt for borrowed money (other than the Loans) or any purchase, defeasance, redemption, retirement or acquisition of any principal or interest on such debt (including, without limitation, the setting aside of assets or the deposit of funds therefor), or (d) any payment of management or consulting fees to an Affiliate of the Borrower or any Subsidiary or any shareholder of the Borrower except for the purchase of goods or services from an Affiliate provided any such transaction is on no less favorable terms as would be available in the market place in general.

         (f)  Section 1.86 is amended to read as follows:

             1.86 Revolving Credit Commitment. "Revolving Credit Commitment" shall mean the commitment of the Banks to make Revolving Credit Loans pursuant to this Agreement up to a maximum principal amount outstanding as follows: Seventy Million Dollars ($70,000,000) from (a) November 22, 1994 until June 30, 1995, (b) December 1, 1995 until June 30, 1996 and (c) December 1, 1996 until January 5, 1997; and Eighty Million Dollars ($80,000,000) from (a) July 1, 1995 until November 30, 1995, and (b) July 1, 1996 until November 30, 1996. Bank One's Revolving Credit Commitment shall be equal to 29.6875% of the Revolving Credit Commitment less the face amount of all unexpired letters of credit issued by Bank One under the Revolving Credit Facility. LaSalle's Revolving Credit Commitment shall be equal to 17.1875% of the Revolving Credit Commitment, Firstar's Revolving Credit Commitment shall be equal to 15.625% of the Revolving Credit Commitment and NBD's Revolving Credit Commitment shall be equal to 21.875% of the Revolving Credit Commitment less the face amount of all unexpired letters of credit issued by NBD under the Revolving Credit Facility and Harris' Revolving Credit Commitment shall be equal to 15.625% of the Revolving Credit Commitment.

         (g)  Section 1.87 is amended to read as follows:

             1.87      Revolving Credit Commitment Termination Date.
         "Revolving Credit Commitment Termination Date" shall mean the earlier of (a) the date of an Automatic Event of Default or (b) the date of an Other Event of Default not expressly waived in writing by the Banks or
         (c) January 5, 1997.

         (h)  Section 2.1.1(a) is amended to read as follows:

             2.1.1(a) The Term Loans shall bear interest in the case of Bank One at the Reference Rate, floating daily, and in the case of Harris, LaSalle, Firstar and NBD at the Prime Rate, floating daily, until maturity. Borrower, at its option, may elect to convert all or a portion of the Term Loans to a LIBOR Based Borrowing. Any LIBOR

         Based Borrowing shall be shared between the Banks on the basis of each Bank's Term Loan Percentage. The interest rate for any LIBOR Term Loan shall be equal to LIBOR plus 2.50%.

         (i)  Section 2.1.1(b) is amended to read as follows:

              (b)      All requests for LIBOR Based Borrowings under the
         Term Loan ("Notice of Term Loan LIBOR Borrowing") shall be made to Bank One. A Notice of Term Loan LIBOR Borrowing may be made by a telephone call from any person designated in writing by the Borrower to Bank One. All Notices of Term Loan LIBOR Borrowings shall indicate: (i) the date of the Borrowing; (ii) the aggregate amount of the Borrowing; and (iii) the Interest Period. If Bank One so requests, Borrower shall confirm in writing, by telecopy or telefax to Bank One, the Notice of Term Loan LIBOR Borrowing on the same day as the oral Notice of Term Loan LIBOR Borrowing. Any Notice of Term Loan LIBOR Borrowing received by Bank One before 11:00 a.m. on any Business Day shall be honored on the next succeeding Business Day. Any Notice of Term Loan LIBOR Borrowing received by Bank One after 11:00 a.m. on any Business Day may or may not be honored on the next succeeding Business Day and in any event shall be honored on the second Business Day after receipt of the Notice of Term Loan LIBOR Borrowing. All Term Loan LIBOR Borrowings shall be in minimum increments of One Million Dollars ($1,000,000). The Interest Period for any Notice of Term Loan LIBOR Borrowings may not extend beyond January 5, 1997.

              Upon receipt of a Notice of Term Loan LIBOR Borrowing, Bank
         One shall promptly notify each Bank in writing by telecopy or telefax of the contents thereof and of such Bank's ratable share of such Borrowing and such Notice of Term Loan LIBOR Borrowing shall not thereafter be revocable by the Borrower. Bank One shall notify each Bank by 3:00 p.m. of all Notice of Term Loan LIBOR Borrowings received by Bank One before 11:00 a.m. Bank One shall notify each Bank by 10:00 a.m. on the next succeeding Business Day of all Notice of Term Loan LIBOR Borrowings received after 11:00 a.m. Any Term Loan which is a LIBOR Based Borrowing shall automatically convert to a Prime Rate Borrowing at the end of an Interest Period unless Borrower gives Bank One a Notice of Term Loan LIBOR Borrowing in accordance with the terms of this section.

         (j)  Section 2.1.2 is amended to read as follows:

              2.1.2 Payments. Until January 5, 1997, the Borrower shall pay interest on the Term Loan to Bank One as agent as follows: (a) for all LIBOR Based Borrowings, Borrower shall pay interest in arrears at the end of each Interest Period, except if the Interest Period exceeds three (3) months then at three month intervals; and (b) for all non-LIBOR Based Borrowings in arrears on the day following the end of each quarter (March 1, June 1, September 1 and December 1) with the first payment due on December 1, 1994. Commencing on March 1, 1996, Borrower shall make quarterly payments of principal at the times indicated below to Bank One as Agent on behalf of each Bank in an amount equal to each Bank's Term Loan Percentage of the following principal amounts:

            Date Due                                              Principal Amount
            --------                                              ----------------
         March 1, 1996                                              $  500,000
         June 1, 1996                                               $  500,000
         September 1, 1996                                          $  500,000
         December 1, 1996                                           $  500,000
         January 5, 1997
                        all remaining
                                                                    principal plus
                                                                    accrued interest

         (k)  Section 2.1.3 is amended to read as follows:

             2.1.3 Prepayments. Except for that part of the Term Loan which is a LIBOR Based Borrowing, prepayments on the Term Loan shall be allowed at any time without fee or penalty. All prepayments on the Term Loan shall be made to Bank One, as agent for the Banks and shall be shared by the Banks according to the Banks Term Loan Percentage. Any principal repaid or prepaid on the Term Loan may not be reborrowed.

             Any partial prepayment may be in any amount at any time. At the time of making any prepayment, the Borrower shall pay all accrued interest on the amount prepaid. All prepayments shall be applied in the reverse order of maturity of principal payments payable on the Term Loan.

             Any portion of the Term Loan which is a LIBOR Based Borrowing can only be repaid at the end of an applicable Interest Period, except in the case of a prepayment after and during an Event of Default or as required by Section 2.4.8 of this Agreement. In the case of a prepayment after and during an Event of Default the Borrower shall reimburse the Banks for any loss or expense (as reasonably determined by the Banks) resulting to the Banks as the result of such prepayment.

         (l)  Section 2.2 is amended to read as follows:

             2.2 The Revolving Credit Loans. From time to time prior to the Revolving Credit Commitment Termination Date, each Bank severally agrees to make Revolving Credit Loans on the terms and conditions set forth in this Agreement. The maximum aggregate principal outstanding under the Revolving Credit Loans shall not exceed the lesser of (i) the Revolving Credit Commitment or (ii) the sum of the Borrowing Base plus the applicable Overadvance Limit, and the amount of a Bank's Revolving Credit Loans outstanding at any one time shall never exceed the amount of a Bank's Revolving Credit Commitment. All Revolving Credit Loans shall be made by the Banks in the percentage that their respective Revolving Credit Commitment bears to the total Revolving Credit Commitment unless and until one Bank has reached the maximum of its Revolving Credit Commitment, at which time any remaining Revolving Credit Loans shall be made in such percentage that each of the remaining Banks Revolving Credit Commitment bears to the total Revolving Credit Commitment of the remaining Banks. All Overadvance Borrowings shall be allocated to a Bank in the proportion that such Bank's Revolving Credit Commitment bears to the aggregate amount of the Revolving Credit Commitment. All Revolving Credit Loans shall be evidenced by a Revolving Credit Note, the Borrower being obligated, however, to pay only the amount of Revolving Credit Loans actually made, together with interest on the amount of Revolving Credit Loans actually made to the Borrower which remain outstanding from time to time. The Borrower may borrow, repay and reborrow under the Revolving Credit Commitment subject to all of the terms and conditions of this Agreement.

              In calculating the maximum aggregate amount outstanding under the Revolving Credit Facility, the undrawn amount of all unexpired letters of credit shall be considered outstanding on the Revolving Credit Facility. In the event the amount outstanding under the Revolving Credit Facility (including the undrawn amount of all unexpired letters of credit) exceeds the lesser of (i) the Revolving Credit Commitment or (ii) the sum of the Borrowing Base plus the applicable Overadvance Limit, the Borrower shall immediately repay the Revolving Credit Loans so that the principal outstanding under the Revolving Credit Loans does not exceed the lesser of (i) the Revolving Credit Commitment or (ii) the Borrowing Base plus the applicable Overadvance Limit.

         (m)  Section 2.2.3 is amended to read as follows:

             2.2.3 Interest Rates. Each non-LIBOR Based Borrowing which is an Index Borrowing shall bear interest on the outstanding principal amount thereof, for each day from the date such Loan is made until it becomes due, at a rate equal to: (a) in the case of Bank One Revolving Credit Loans at the

         Reference Rate, floating daily; and (b) in the case of Harris, LaSalle, Firstar and NBD Revolving Credit Loans at the Prime Rate, floating daily. Each non-LIBOR Based Borrowing which is an Overadvance Borrowing shall bear interest on the outstanding principal amount thereof, for each day from the date such Loan is made until it becomes due, at a rate equal to: (a) in the case of Bank One Revolving Credit Loans at the Reference Rate plus one-half of one percent (0.5%), floating daily; and (b) in the case of Harris, LaSalle, Firstar and NBD Revolving Credit Loans at the Prime Rate plus one-half of one percent (0.5%), floating daily.

              All LIBOR Based Borrowings which are Index Borrowings shall bear interest on the outstanding principal amount thereof, for each day from the date such Loan is made until it becomes due at LIBOR plus two and one-half percent (2.50%). All LIBOR Based Borrowings which are Overadvance Borrowings shall bear interest on the outstanding principal amount thereof, for each day from the date such Loan is made until it becomes due at LIBOR plus three percent (3.00%). Any LIBOR Based Borrowing not repaid at the end of the Interest Period shall automatically become a Prime Rate Borrowing unless Borrower gives Bank One a Notice of Borrowing for such amount in accordance herewith. Principal on LIBOR Based Borrowings may not be prepaid prior to the end of the applicable Interest Period, except in the case of a prepayment after and during an Event of Default or as required by
         Section 2.4.8 of this Agreement. In the case of a prepayment after and during an Event of Default, the Borrower shall reimburse the Banks for any loss or expense (as reasonably determined by the Banks) resulting to the Banks as the result of such prepayment.

         Interest on all Revolving Credit Loans shall be paid to Bank One as Agent as follows: (a) for all LIBOR Based Borrowings, Borrower shall pay interest in arrears on the day following the end of each Interest Period except if the Interest Period exceeds three (3) months then at three month intervals; and (b) for all non-LIBOR Based Borrowings in arrears on the day following the end of each quarter (March 1, June 1, September 1 and December 1).

              The Borrowing Base Certificate received for a month end shall be used for the next succeeding month (i) to determine the interest rate to be applied for Revolving Credit Loans for such month; and (ii) to test compliance with the Overadvance Limit established for such month.

         (n)  Section 2.2.5 is amended to read as follows:

              2.2.5 Fee. In consideration of Banks making the Revolving Credit Facility available, Borrower shall pay directly to Banks an annual facility fee equal to three-eighths of one percent (0.375%) of the Revolving Credit Commitment, payable quarterly in arrears, commencing on August 18, 1995, payable to each of the Banks in such percentage as each Banks Revolving Credit Commitment bears to the total Revolving Credit Commitment. The facility fee shall be billed by Bank One on behalf of the Banks quarterly in arrears. The Borrower shall make payments directly to Bank One and Bank One shall pay each of the Banks its ratable share within one Business Day thereafter.

              Borrower shall pay directly to Bank One an annual Agent Fee of $15,000 payable on December 1, 1995 and on December 1, 1996. In addition, Borrower shall pay Bank One an Administrative Agency Fee of $7,500 per annum in quarterly installments in advance commencing as of August 18, 1995.

         An amendment fee in the amount of One Hundred Twenty-five Thousand Dollars ($125,000) shall be due Banks on August 18, 1995, in connection with the amendment of this Agreement, payable in full on the Closing Date, to be shared by the Banks in proportion to their total commitment to lend under this Agreement.

         (o)  Section 2.3 is deleted in its entirety.

         (p)  The following is added as Section 7.1(a)(9)

              7.1(a)(9) Monthly, within ten (10) days after the end of each month (except for the certificate due for the month of August, 1995 by September 13, 1995), and after an Event of Default, as often as Agent or Banks may request, a report in the form required by Agent and attached hereto as Exhibit 10 ("Borrowing Base Certificate") showing the current status and value of the Borrowing Base and reflecting the amount of Eligible Accounts Receivable and Eligible Inventory as of the end of the prior month, certified by an officer of Borrower. The report shall also certify that no Event of Default has occurred and that no condition exists which, with notice or the lapse of time or both, would constitute an Event of Default. Nothing in this Agreement shall prevent the Borrower from submitting these reports more often.

         Borrower shall also provide to the Agent a weekly report by 5:00 p.m. on Wednesday of the following week showing merchandise receipts into the Borrower's Wilmot, Wisconsin warehouse and sales activity for the prior week, in a form reasonably acceptable to the Agent. Borrower shall also provide to the Agent a monthly informational report in the form of the Borrowing Base Certificate within two (2) days of each month end showing the status of the Borrowing Base as of the end of the prior month.

         (q)  Section 7.1(i) is amended to read as follows:

              (i) Consolidated Tangible Net Worth. The Borrower shall maintain Consolidated Tangible Net Worth of more than the amount set forth below, as of the end of the fiscal month ended closest to the date shown, as disclosed by the financial statements of Borrower for such fiscal month:

                 Date of the Fiscal
                 ------------------
                 Month Ending Closest
                 --------------------
                 Thereto                   Consolidated Tangible Net Worth
                 -------                   -------------------------------
                 July 31, 1995                               26,000,000
                 August 31, 1995                             26,100,000
                 September 30, 1995                          27,600,000
                 October 31, 1995                            28,500,000
                 November 30, 1995                           30,200,000
                 December 31, 1995                           34,400,000
                 January 31, 1996                            32,500,000
                 February 28, 1996                           31,300,000
                 March 31, 1996                              29,600,000
                 April 30, 1996                              28,300,000
                 May 31, 1996                                27,400,000
                 June 30, 1996                               26,400,000

         (r)  Section 7.1(j) is deleted in its entirety.

         (s)  Section 7.1(k) is amended to read as follows:

              (k) Consolidated Leverage Ratio. The Borrower shall maintain its Consolidated Leverage Ratio to be not greater than the ratio indicated at the respective dates indicated below:

                   Leverage Ratio          Date of the fiscal month ending
                   --------------                closest thereto
                                           -------------------------------


                 5.80                          July 31, 1995
                 6.00                          August 31, 1995
                 5.70                          September 30, 1995
                 5.50                          October 31, 1995

                 4.70                          November 30, 1995
                 3.50                          December 31, 1995
                 3.70                          January 31, 1996
                 3.70                          February 28, 1996
                 3.90                          March 31, 1996
                 4.20                          April 30, 1996
                 4.40                          May 31, 1996
                 5.00                          June 30, 1996


         (t)  Section 7.1(l) is amended to read as follows:

              (l) Consolidated Current Ratio. The Borrower shall maintain its Consolidated Current Ratio to be not less than 1:05:1 at all times.

         (u)  Section 7.1(m) is amended to read as follows:

              (m) Bank Accounts. Except as otherwise permitted by this section, until such time as the Loans are repaid in full and all other obligations due all of the Banks are satisfied in full, Borrower and each of its Subsidiaries shall maintain all bank accounts (savings, checking, depository, payroll, disbursements and cash management services and accounts) at the Banks. Borrower may maintain a payroll and refund account with the Bank of Richmond provided the balance in said account does not exceed One Million Dollars ($1,000,000.00) on the date payroll checks are issued and Seven Hundred Fifty Thousand Dollars ($750,000.00) at all other times. Borrower and GRS may maintain a depository account with a local bank for its retail stores provided adequate arrangements and procedures (satisfactory to Banks) are implemented concerning these accounts which arrangements may include by way of illustration and not limitation maximum account
         balance restrictions.   All of Borrower's and Subsidiaries' existing
         bank accounts are listed on Exhibit 11 attached hereto. Neither Borrower nor its Subsidiaries shall open any new bank accounts without written notice to Banks. Sweeps of the cash in all bank accounts for retail stores shall be made at least weekly for deposit into Borrower's account at LaSalle.

         (v) Section 7.1(n) is amended to read as follows:

              (n) Profitability of Borrower. For Borrower, on a consolidated basis, Operating Profit shall be not less than the amount set forth below, calculated as of the date set forth for the three-month period ending on such date:

         Three-month Fiscal Period Ending



         as of the Date Closest Thereto    O p e r a t i n g
         ------------------------------    -----------------
    Profit
    ------
                 July 31, 1995               ( 5,041,000)
                 August 31, 1995             ( 2,600,000)
                 September 30, 1995            1,900,000
                 October 31, 1995              6,100,000
                 November 30, 1995             8,100,000
                 December 31, 1995            12,000,000
                 January 31, 1996              7,800,000
                 February 28, 1996             3,400,000
                 March 31, 1996               (6,400,000)
                 April 30, 1996               (5,400,000)
                 May 31, 1996                 (4,700,000)
                 June 30, 1996                (3,000,000)

         (w)     Section 7.1(r) is amended to read as follows:

                 (r) Prepayment of Revolving Credit Loans. If the Revolving Credit Loans shall ever exceed the lesser of (i) the Revolving Credit Commitment or (ii) the sum of the Borrowing Base plus the applicable Overadvance Limit, the Borrower shall immediately repay the Revolving Credit Loans so that the outstanding Revolving Credit Loans are equal to or less than the lesser of (i) the Revolving Credit Commitment and (ii) the sum of the Borrowing Base plus the applicable Overadvance Limit.

         (x)  Section 7.1(t) is amended to read as follows:

                 (t)      Clean-down.       For a period of at least thirty
         (30) consecutive days during the period from December 15, 1995 through February 1, 1996, the Borrower shall cause the aggregate unpaid principal balance on direct borrowings under the Revolving Credit Loans (excluding the undrawn amount of unexpired letters of credit) to be equal to or less than Fifty Million Dollars ($50,000,000.00).

         (y)  The following is added as Section 7.1(w):

                 (w) Adjustments to Covenants. As an accommodation to the Borrower, the Banks have not set certain of the covenants in this Agreement for periods commencing on and after July 1, 1996. The Borrower and Banks shall agree upon the terms of Sections 7.1(i), 7.1(k), 7.1(l), 7.1(n), 7.1(t), 8.1(n) and the Overadvance Limit not later than March 31, 1996, and the failure of the Banks and the Borrower to agree by such date shall be an Event of Default.

         (z)  Section 8.1(m) is amended to read as follows:

              (m) Retail Store Expansion. Borrower and its Subsidiaries shall not engage in any Retail Store Expansion, provided, however, with respect to Retail Store leases executed on or before June 15, 1995, as shown on Exhibit 9 attached hereto, Borrower and/or GRS may incur construction costs for leasehold improvements and related capital expenditures and store opening costs associated with opening a new Retail Store. All Retail Store Expansion shall be carried out by GRS or Borrower. Subject to the foregoing limitation on Retail Store Expansion, with respect to any Retail Store Expansion, prior to opening such store for business Borrower shall have delivered to the
         Banks: (i) a copy of the executed lease for the retail store, (ii) an executed Collateral Assignment of Lease and an executed Landlord Waiver, Consent, Agreement and Certificate in the form of Exhibits 7 and 8 respectively, (iii) a certificate of insurance for such retail store with lender loss payable endorsements in favor of the Banks and
         (iv) duly executed financing statement or statements in form acceptable to the Banks.

         (aa)    The following is added as Section 8.1(n):

                 (n) Capital Expenditures. The Borrower shall not make any Capital Expenditures in excess of $7,200,000 for its fiscal year ending June 30, 1996.

                 (bb)  The following is added as Section 8.1(o):

                      (o) Prohibition of Preferred Stock Conversion. The Borrower shall not convert any of its Preferred Stock to Subordinated Debt.

         (cc)  Section 11.2 is amended to read as follows:

            11.2 Assignability; Successors. The Borrower's rights and liabilities under this Agreement are not assignable or delegable, in whole or in part, without the prior written consent of the Banks. Subject to the right to grant participations as provided in Section
         11.8 below, the rights and liabilities of a Bank under this Agreement are not assignable or delegable, in whole or in part, without the prior written consent of all of the other Banks. Subject to the preceding sentence, the provisions of this Agreement shall inure to the benefit of and be binding upon the successors and assigns of the Banks.

         (dd)  Section 11.18 is deleted in its entirety.

         (ee)  The following is added as Section 11.19:

              11.19 Limitation of Liability. THE BORROWER AND THE BANKS HEREBY WAIVE ANY RIGHT EACH OF THEM MAY HAVE TO CLAIM OR RECOVER FROM THE OTHER PARTY ANY SPECIAL, EXEMPLARY, PUNITIVE OR SIMILAR DAMAGES, OTHER THAN ACTUAL AND/OR CONSEQUENTIAL DAMAGES.

         (ff) Exhibit 9 in the form attached hereto as Exhibit 9 (amended) is substituted for Exhibit 9 to the Loan Agreement and shall designate stores which are open and stores which are to be opened, as of the date of this Amendment.

         (gg) Exhibit 10 in the form attached hereto ("Borrowing Base Certificate") is made Exhibit 10 to the Loan Agreement.

         (hh) Exhibit 11 in the form attached hereto ("List of Bank Accounts") is made Exhibit 11 to the Loan Agreement.

         2. References. All capitalized terms used herein shall have the meanings given to them in the Loan Agreement as amended hereby. All references to the Loan Agreement in the Collateral Documents shall be deemed to be references to the Loan Agreement as amended hereby.

        3. Conditions to Amendment. This Amendment is subject to the satisfaction of the following conditions:

        (a) The representations and warranties contained in Article VI of the Loan Agreement shall be true and correct on and as of the date hereof.

        (b) Banks shall have received from Reinhart, Boerner, Van Deuren, Norris & Rieselbach, S.C., counsel for Borrower, a favorable opinion, dated as of the date hereof, covering such matters incident to the transactions contemplated by this Amendment as Banks may reasonably request.

        (c) All other fees, costs and expenses which are due and payable obligations of Borrower to the Banks shall have been paid or arrangements satisfactory to the Agent shall have been made on or before the date hereof, including, but not limited to, the reasonable legal fees and expenses of counsel for Bank One and, in addition, the reasonable legal fees and expenses, not exceeding Five Thousand Dollars ($5,000) per Bank for each of NBD, Harris, LaSalle and Firstar.

     (d) The Banks shall have received a certificate, certified by the Secretary of Borrower on behalf of the Borrower to be true and correct and in full force and effect on the date hereof, certifying, among other things, the accuracy and completeness of (i) the Articles of Incorporation and By-Laws of Borrower; (ii) resolutions of the Board of Directors of Borrower authorizing the issuance, execution and delivery of this Amendment; (iii) the names and titles of the officer or officers of Borrower authorized to sign this Agreement and the Collateral Documents, and to obtain Loans hereunder, together with true signatures of such officers; and (iv) such other matters as may be reasonably required by the Banks. The Closing Certificate shall be substantially in the form of Exhibit 4 attached to the Loan Agreement.

     (e) Borrower, GMO and GRS shall be in compliance with all the terms, conditions and provisions of the Loan Agreement as amended hereby, the Subsidiary Documents, the Subsidiary Security Documents, the Subsidiary Notes and of each of the Collateral Documents to be observed, satisfied or performed by each of them, respectively, and on the date hereof no event has occurred and is continuing that constitutes an Event of Default or an Unmatured Event of Default.

     (f) Banks shall have received a Borrowing Base Certificate in the form attached hereto as Exhibit 10, executed by an officer of the Borrower.

     (g) Banks shall have received the reaffirmation of the Corporate Guarantee Agreement executed by GRS and GMO.

    4. No Other Amendments. Except as expressly amended and modified hereby, the Loan Agreement shall remain in full force and effect, and except as expressly amended and modified in accordance with the terms of the Agreement, the Note shall remain in full force and effect.

    5. Representations and Warranties. The Borrower hereby represents and warrants to the Banks as follows:

     (a) All of the representations and warranties contained in Article VI of the Loan Agreement are true and correct on and as of the date hereof.

     (b) Exhibit (9) (amended) attached hereto is true and correct as of the date hereof, and there are no other Retail Store Leases existing on the date hereof.

     (c) Exhibit 11 attached hereto is true and correct as of the date hereof, and there are no other bank accounts of Borrower or any Subsidiary existing on the date hereof.

     (d) The Borrower has the power, authority and legal right to execute and deliver this Amendment and to perform its obligations hereunder without any notice, consent, approval or authorization and the Borrower shall have taken on or before the date hereof all appropriate and necessary corporate action to authorize the execution of this Amendment.

     (e) The execution and delivery of this Amendment and the performance hereunder do not violate any provison of law or any regulation or any provision of the Borrower's charter or by-laws and will not result in the breach of or constitute a default under or require any consent under any indenture, agreement or instrument to which the Borrower is a party or by which the Borrower or any of its property may be bound or affected.

     (f) After execution and delivery of this Amendment to the Banks, the Loan Agreement will continue to constitute a legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, except as the enforceability of the Loan Agreement may be limited by any applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally.

     (g) No Event of Default has occurred and is continuing under the Loan Agreement as of the date hereof. Borrower, GMO and GRS are in compliance with all the terms, conditions and provisions of the Loan Agreement, the Subsidiary Documents, the Subsidiary Security Documents, the Subsidiary Notes and of each of the Collateral Documents to be observed, satisfied or performed by each of them, respectively, as of the date hereof.

    6.   Entire Agreement.  This Amendment, together with the Loan
Agreement, as amended hereby, constitute the entire agreement of Banks and Borrower pertaining to the subject matter hereof and supersede all prior or contemporaneous agreements of the Banks and Borrower, whether oral or written, other than the Loan Agreement, in connection therewith. This Amendment may be amended or modified only in writing, executed by all of the parties. This Amendment shall not constitute, nor shall it be deemed to constitute:

          (a) The commitment or agreement of Banks to extend credit in any amount in the future, except as provided in this Amendment or in the Loan Agreement as amended hereby;

          (b) an obligation on the part of any Bank to enter into any future amendment of the Loan Agreement;

          (c) except as expressly set forth, the waiver of any existing Event of Default or of any subsequent Event of Default under the Loan Agreement as amended hereby;

          (d) the waiver of any right or remedy available to Bank under the Loan Agreement or any of the Collateral Documents; or

          (e) the commitment, agreement or obligation of any Bank to delay the exercise of any right or remedy available to a Bank in the future.

     7. Voluntary Agreement; Acknowledgements. The Borrower represents, warrants and agrees that the Borrower is fully aware of the terms contained in this Amendment and has voluntarily and without coercion or duress of any kind entered into this Amendment. The Borrower irrevocably ratifies, affirms and acknowledges that: (i) the Borrower has not done anything to adversely affect the validity, perfection or enforceability of the Banks' first security interests in the Collateral; (ii) this Agreement and the Loan Agreement as amended hereby are the valid and binding obligations of the Borrower, enforceable in accordance with their respective terms and free from any offset, defense, recoupment or counterclaim, in law or in equity, of any kind or nature, except as limited by bankruptcy, insolvency or similar laws generally affecting the enforcement of creditors' rights; (iii) the Agent and Banks have fully performed all of their respective obligations and duties under previously existing agreements as between the Borrower, on the one hand, and the Agent and the Banks on the other; and (iv) all actions taken by the Agent and the Banks prior to the date of this Agreement have been reasonable and appropriate under the circumstances, and within the Agent and the Banks' rights.

        8. Release. IN CONSIDERATION OF THE AGREEMENTS AND UNDERSTANDINGS SET FORTH HEREIN, THE BORROWER, FOR ITSELF AND ITS SUBSIDIARIES AND THEIR RESPECTIVE OFFICERS, DIRECTORS, SHAREHOLDERS, EMPLOYEES, AGENTS, ATTORNEYS, SUCCESSORS AND ASSIGNS, HEREBY RELEASES THE BANKS, THE AGENT, THEIR OFFICERS, DIRECTORS, SHAREHOLDERS, EMPLOYEES, AGENTS, ATTORNEYS, SUCCESSORS AND ASSIGNS, FROM AND AGAINST ANY AND ALL LIABILITY, CLAIM, RIGHT OR CAUSE OF ACTION WHICH PREVIOUSLY EXISTED OR NOW EXISTS, WHETHER KNOWN OR UNKNOWN, ARISING FROM OR IN ANY WAY RELATED TO THE LOAN AGREEMENT. BY WAY OF EXAMPLE AND WITHOUT LIMITATION, THE FOREGOING INCLUDES ANY CLAIMS IN ANY WAY RELATED TO ACTIONS TAKEN OR NOT TAKEN BY THE BANKS OR THE AGENTS UNDER OR RELATING TO THE LOANS MADE PURSUANT TO

THE LOAN AGREEMENT, THIS AMENDMENT AND THE LETTER AGREEMENT DATED JUNE 26,
1995.

                        [SIGNATURES START ON NEXT PAGE]

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

                                BORROWER:

                                        GANDER MOUNTAIN, INC.
                                        a Wisconsin corporation



                                        By:__________________________________
                                           Title:____________________________

                                BANKS:

                                        BANK ONE, MILWAUKEE, NA, as a Bank and
                                        as Agent


                                        By:__________________________________
                                           Ronald J. Carey, Vice President


                                        LASALLE NATIONAL BANK


                                        By:__________________________________
                                           Kent A. Hammerstrom,
                                           First Vice President


                                        FIRSTAR BANK MILWAUKEE, N.A.



                                        By:___________________________________
                                           Title:_____________________________


                                        NBD BANK



                                        By:___________________________________
                                           Timothy G. Skillman, Vice President

                                        HARRIS TRUST AND SAVINGS BANK


                                        By:___________________________________
                                           Title:_____________________________




        The undersigned have read the foregoing and agree to be bound by all of the terms and conditions contained therein except that the undersigned shall not be directly obligated on any of the Loans except as otherwise provided herein.


GRS, Inc.



By:_____________________________
   Title:_______________________


GMO, INC.



By:_____________________________
   Title:_______________________